EXHIBIT 21.1

                     AMERICAN HOME MORTGAGE INVESTMENT CORP.
                              LIST OF SUBSIDIARIES

                              As of March 16, 2006

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                                            Ownership                                       Names under which the Subsidiary
Name                                        Percentage        Jurisdiction of Formation     Conducts Business
-------                                     -------------     -------------------------     --------------------------------
American Home Mortgage Holdings, Inc.       100%              Delaware

American Home Mortgage Acceptance, Inc.     100%              Maryland                      AHM Acceptance

American Home Mortgage Corp.                100%              New York                      AHM Financial
                                                                                            AHM Mortgage
                                                                                            American Brokers Conduit
                                                                                            American Home Mortgage
                                                                                            American Home Mortgage Corp of New York
                                                                                            American Home Solutions
                                                                                            American Mortgage
                                                                                            CFHM
                                                                                            Central Florida Home Mortgage
                                                                                            CNI
                                                                                            Coastline Mortgage, Inc.
                                                                                            Columbia National, Inc.
                                                                                            Columbia National
                                                                                            Columbia National Mortgage
                                                                                            CN Mortgage
                                                                                            ComNet Mortgage Services
                                                                                            ComNet Mortgage Services, a division of
                                                                                              American Home Mortgage
                                                                                            First Home Mortgage
                                                                                            First Home Mortgage Corp.
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

                                                                                            First Home Mortgage Corp. of Georgia
                                                                                            First Home Mortgage Corp. of Illinois
                                                                                            First Home Mortgage of Pennsylvania
                                                                                            HLB Mortgage
                                                                                            mTeam Financial
                                                                                            Marina Mortgage
                                                                                            Meyerson Residential
                                                                                            MortgageOps
                                                                                            MortgageOps.com
                                                                                            MortgageSelect
                                                                                            MortgageSelect, Inc.
                                                                                            MortgageSelect.com, Inc.
                                                                                            New York American Home Mortgage Corp.
                                                                                            Western United Mortgage of Colorado

American Home Mortgage Servicing, Inc.      100%              Maryland                      American Home Mtg Servicing
                                                                                            Columbia National, Inc.
                                                                                            Columbia National Incorporated
                                                                                            CNI National Mortgage Co.
                                                                                            Columbia National Mortgage
                                                                                            CNI National
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